UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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Ben Franklin Financial, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 24, 2017

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Ben Franklin Financial, Inc. The Annual Meeting will be held at our main office, located at 830 East Kensington Road, Arlington Heights, Illinois, at 10:00 a.m., Central Time, on May 24, 2017.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the Annual Meeting we will also report on the operations of Ben Franklin Financial, Inc. Our directors and officers, as well as a representative of Crowe Horwath LLP, the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of stockholders.

Our Board of Directors has determined that the election of the nominee and the ratification of the appointment of our independent auditors are in the best interest of Ben Franklin Financial, Inc. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of the nominee and a vote “FOR” the ratification of the appointment of our independent auditor.

Also enclosed for your review is our Annual Report for the year ended December 31, 2016, which contains detailed information concerning our activities and operating performance. On behalf of the Board of Directors, please take a moment now to complete, sign, date and return the proxy card in the postage-paid envelope provided. Voting in advance of the Annual Meeting will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

We look forward to seeing you at the meeting.

Sincerely,

C. Steven Sjogren
Chairman of the Board,
President and Chief Executive Officer

BEN FRANKLIN FINANCIAL, INC.

830 East Kensington Road

Arlington Heights, Illinois 60004

(847) 398-0990

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 24, 2017

Notice is hereby given that the Annual Meeting of Stockholders of Ben Franklin Financial, Inc. (“Annual Meeting”) will be held at the main office of Ben Franklin Bank of Illinois located at 830 East Kensington Road, Arlington Heights, Illinois, on May 24, 2017, at 10:00 a.m., Central Time.

A Proxy Card and Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of one director;

2.	the ratification of the appointment of Crowe Horwath LLP as independent registered public accounting firm for the year ending December 31, 2017; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 31, 2017 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF BEN FRANKLIN FINANCIAL, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

By Order of the Board of Directors Bernadine C. Dziedzic Corporate Secretary
Arlington Heights, Illinois April 24, 2017

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND BEN FRANKLIN FINANCIAL, INC.’S 2016 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW. proxydocs.com/bffi.

PROXY STATEMENT

BEN FRANKLIN FINANCIAL, INC.

830 East Kensington Road

Arlington Heights, Illinois 60004

(847) 398-0990

ANNUAL MEETING OF STOCKHOLDERS

May 24, 2017

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Ben Franklin Financial, Inc. to be used at the Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at the main office of Ben Franklin Bank of Illinois (the “Ben Franklin Bank”) located at 830 East Kensington Road, Arlington Heights, Illinois on May 24, 2017, at 10:00 a.m., Central Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 24, 2017.

REVOCATION OF PROXIES

Proxies may be revoked by sending written notice of revocation to the Secretary of Ben Franklin Financial, Inc., Bernadine V. Dziedzic, at the address shown above, or by filing a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to our Secretary prior to the voting of such proxy.

Voting By Proxy

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the Annual Meeting by the persons named as proxies on the enclosed proxy card. Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described above under the heading “Revocation of Proxies”. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Ben Franklin Financial, Inc. will be voted in accordance with the directions given thereon. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors unanimously recommends that you vote “FOR” the nominee for election as director and “FOR” ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for the year ending December 31, 2017.

If any matters not described in this proxy statement are properly presented at the Annual Meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the Annual Meeting is postponed or adjourned for less than 30 days, your Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the meeting.

Quorum

The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

Required Votes; Method of Counting Votes

As to the election of a director, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the nominee proposed by the Board, or to WITHHOLD authority to vote for the nominee. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the Annual Meeting.

As to the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm, by checking the appropriate box, a stockholder may vote FOR the ratification, vote AGAINST the ratification or ABSTAIN from voting on such ratification. The affirmative vote of a majority of the votes cast on the matter at the Annual Meeting, without regard to broker non-votes or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the ratification of Crowe Horwath LLP as the independent registered public accounting firm for the year ending December 31, 2017.

In the event at the time of the Annual Meeting there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Participants in the ESOP

Participants in the Ben Franklin Bank of Illinois Employee Stock Ownership Plan (the “ESOP”) will receive a vote authorization form for the plan that reflects all shares the participant may direct the trustees to vote on his or her behalf under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of Company common stock allocated to his or her account. The ESOP trustee will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Shares for which no voting instructions are given or for which instructions were not timely received will be voted in the same proportion as shares for which voting instructions were received. The deadline for returning your ESOP Vote Authorization Form is May 17, 2017 at 5:00 p.m. local time.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of Ben Franklin Financial, Inc.’s shares of common stock, par value $0.01 per share, as of the close of business on March 31, 2017 are entitled to one vote for each share then held. As of March 31, 2017, there were 710,038 shares of common stock issued and outstanding.

Limitations on Voting

In accordance with the provisions of our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. Our Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit.

Principal Holders

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of March 31, 2017, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers and the Ben Franklin Bank of Illinois Employee Stock Ownership Plan is 830 East Kensington Road, Arlington Heights, Illinois 60004.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)		Percent of Shares of Common Stock Outstanding

Five Percent Stockholders

Ben Franklin Bank of Illinois ESOP	51,501	(2)	7.3%

Stilwell Activist Fund, L.P.	61,250	(3)	8.6%
Stilwell Activist Investments, L.P.
Stilwell Partners, L.P.
Stilwell Value LLC
Joseph Stilwell
111 Broadway, 12th Floor
New York, New York 10006

Ryan Heslop	55,000	(4)	7.8%
Ariel Warszawski
Firefly Value Partners, L.P.
FVP GP, LLC
Firefly Management Company GP, LLC
601 West 26th Street, Suite 1520
New York, New York 10001
FVP Master Fund, L.P.
c/o dms Corporate Services, Ltd.
P.O. Box 1344
dms House
20 Genesis Close
Grand Cayman, KY1-1108

C. Steven Sjogren	38,472		5.4%
Chief Executive Officer and Chairman of the Board of Ben Franklin Financial, Inc. 830 East Kensington Road Arlington Heights, Illinois 60004

Directors and Named Executive Officers

C. Steven Sjogren, Chief Executive Officer and Chairman of the Board	38,472	(5)	5.4
Robert A. Kotecki, Director	13,538	(6)	1.9
Nicholas J. Raino, Director	11,122	(7)	1.6
James M. Reninger, Director	8,645	(8)	1.2
David R. Stafseth, Director	2,281	(9)	*
Steven D. Olson, Senior Vice President	9,280	(10)	1.3
Glen A. Miller, Senior Vice President and Chief Financial Officer	14,586	(11)	2.0 *

All directors and executive officers as a group (9 persons)	109,261		14.9%

*	Less than 1%.

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2)	Represents shares held in our employee stock ownership plan. An aggregate of 14,700 shares held in our employee stock ownership plan have been allocated to participant accounts. The trustee will vote the unallocated stock in proportion to the voting instructions received from plan participants with respect to the allocated shares.

(3)	Based on a Schedule 13D filed with the Securities and Exchange Commission on February 16, 2015.

(4)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2017.

(5)	Includes 1,562 unvested shares of restricted stock, 2,275 shares held in Mr. Sjogren’s account in our employee stock ownership plan, 3,562 shares held in Mr. Sjogren’s trust, 676 shares held in Mr. Sjogren’s individual retirement account, 3,562 shares held by Mr. Sjogren’s spouse’s trust and 8,548 shares that can be acquired pursuant to stock options within 60 days of the record date.

(6)	Includes 781 unvested shares of restricted stock and 12,757 shares in Mr. Kotecki’s joint trust account with his spouse.

(7)	Includes 781 unvested shares of restricted stock, 3,562 shares held in Mr. Raino’s trust and 1,731 shares that can be acquired pursuant to stock options within 60 days of the record date.

(8)	Includes 781 unvested shares of restricted stock and 1,731 shares that can be acquired pursuant to stock options within 60 days of the record date.

(9)	Includes 781 unvested shares of restricted stock and 1,200 shares held in Mr. Stafseth’s individual retirement plan.

(10)	Includes 3,514 unvested shares of restricted stock and 476 shares held in Mr. Olson’s account in our employee stock ownership plan.

(11)	Includes 2,733 unvested shares of restricted stock, 1,808 shares held in Mr. Miller’s account in our employee stock ownership plan, 1,068 shares held in Mr. Miller’s individual retirement account and 6,055 shares that can be acquired pursuant to stock options within 60 days of the record date.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is currently comprised of five members. Director DeCelles retired from the Board of Directors in October 2016. Our Bylaws provide that directors are divided into three classes, with one class of directors elected annually. Our directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. One director will be elected at the Annual Meeting to serve for a three-year period and until his or her respective successor shall have been elected and shall qualify. The Board of Directors has nominated David R. Stafseth for election as director. Mr. Stafseth is currently a director of Ben Franklin Financial, Inc. and Ben Franklin Bank of Illinois.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE.

The table below sets forth certain information regarding the nominee, the other current members of our Board of Directors, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If Mr. Stafseth is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why Mr. Stafseth might be unable to serve, if elected.

Name	Position(s) Held With Ben Franklin Financial, Inc.	Age(1)	Director Since(2)	Current Term Expires
NOMINEES

David R. Stafseth	Director	66	2014	2017

CONTINUING DIRECTORS

Robert A. Kotecki (3)	Director	52	2016	2019
Nicolas J. Raino	Director	84	2001	2019
James M. Reninger	Director	71	2001	2018
C. Steven Sjogren.	Chief Executive Officer and Chairman of the Board	71	2001	2018

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Steven D. Olson	Senior Vice President	59	N/A	N/A
Glen A. Miller	Senior Vice President and Chief Financial Officer	59	N/A	N/A
Angie Plesiotis	Senior Vice President and Chief Operations Officer	52	N/A	N/A
Joseph E. Shultz	Senior Vice President and Chief Lending Officer	63	N/A	N/A

(1)	As of December 31, 2016.

(2)	Includes service with Ben Franklin Bank of Illinois and Ben Franklin Financial, Inc.

(3)	Director Kotecki was appointed to the Board of Directors of Ben Franklin Financial, Inc. on March 23, 2016.

The biographies of the nominee, the continuing board members and the executive officers are set forth below. With respect to directors and the nominee, the biographies also contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Governance/Nominating Committee to determine that the person should serve as a director. Each director of Ben Franklin Financial, Inc. is also a director of Ben Franklin Bank of Illinois.

Director Nominee

David R. Stafseth is a certified public accountant and has been a Vice President of Sedgwick Advisers, LLC and its predecessor family office, since 2012. He is also a Vice President of Sedgwick Street Fund, LLC, an investment partnership. From 2008 to 2011, Mr. Stafseth was a Director and Tax Advisor with Vogel Consulting. During his accounting career, he has served varying capacities, from a Tax Partner with KPMG to a Vice President – Tax with Solo Cup Company. Mr. Stafseth joined Ben Franklin Bank’s Board of Directors in 2014.

Continuing Directors

Robert A. Kotecki is currently a Principal with the Investment Banking firm of FIG Partners, a national investment banking firm specializing in community banks. Prior to joining FIG Partners, he served as Managing Director with the investment banking firms Sterne, Agee & Leach Inc., Keefe Bruyette & Woods Inc., Sandler O’Neil & Partners L.P., and Friedman Billings & Ramsey. From 1997 to 2004, Mr. Kotecki was a director of Local Financial Corporation, a bank holding company headquartered in Oklahoma City, OK. Mr. Kotecki currently holds his Series 7, 24, 63, and 79 licenses.

Nicholas J. Raino is currently retired. He was Chairman of the Board of Dale, Smith & Associates, an advertising and marketing firm specializing in financial institutions since 1972. Mr. Raino has served on the boards of three other depository institutions, two of which were publicly traded (Craigin Financial Corp. and Damen Financial Corp.).

James M. Reninger is currently retired and previously was an owner of Whitfield & Reninger, Ltd., a public accounting firm located in Arlington Heights since 1996. He is a certified public accountant with over 30 years of experience.

C. Steven Sjogren served as the Chairman, President and Chief Executive Officer of Ben Franklin Bank from 2002 through 2013. At the end of 2013, Mr. Sjogren became Chairman and Chief Executive Officer of Ben Franklin Bank. In addition, Mr. Sjogren is Chairman, President, and Chief Executive Officer of Ben Franklin Financial, Inc. Mr. Sjogren has extensive banking experience and served as President and Chief Executive Officer of HomeBanc, Rockford, Illinois from 1981 until 1998 and Regional President of FirstStar Bank until 2000.

Executive Officers Who Are Not Directors

Steven D. Olson has been the President of Ben Franklin Bank since 2014, previously serving as Senior Vice President, Commercial Banking Officer since October 2012. Mr. Olson also serves as Senior Vice President of Ben Franklin. Previously, he was President and Chief Executive Officer of Community First Bank, located in Chicago, Illinois from 2004 to 2011 and prior to that he was Executive Vice President at Uptown National Bank of Chicago also located in Chicago, Illinois.

Glen A. Miller has been the Vice President and Chief Financial Officer of Ben Franklin Bank since 2001. At the end of 2013, he was named Senior Vice President and Chief Financial Officer of Ben Franklin Bank. Mr. Miller also serves as Senior Vice President and Chief Financial Officer of Ben Franklin Financial, Inc. Previously, he was the Assistant Vice President, Financial Reporting and Analysis with Liberty Federal Bank, located in Hinsdale, Illinois from 1997 to 2001.

Angie Plesiotis has been the Chief Operations Officer and Vice President of Ben Franklin Bank since 2000. Previously, she was Assistant Vice President and Branch Manager at St. Paul Federal Bank.

Joseph E. Shultz has been the Chief Lending Officer—Senior Vice President of Ben Franklin Bank since November 1, 2016. Before joining Ben Franklin Bank, he provided consulting services to several community banks (including Ben Franklin Bank) on loan related matters since 2010. Prior to that he was the Chief Lending Officer and Managing Director of First DuPage Bank, located in Westmont, Illinois, beginning in 1999, and prior to that he was a Senior Vice President with LaSalle Bank. Mr. Shultz is also a Certified Public Accountant.

Board and Committee Independence

The Board has determined that each director, with the exception of Mr. Sjogren and Mr. Kotecki is “independent” as defined in the listing standards of the Nasdaq Stock Market. In determining the independence of directors, the Board of Directors reviewed deposit accounts and loans that directors and their affiliates had with the Bank, none of which are required to be reported in this proxy statement under the heading “Transactions With Related Persons.” Each director who serves on the Audit Committee, Compensation Committee and Governance/Nominating Committee is “independent” as defined in the listing standards of the Nasdaq Stock Market and applicable SEC regulations for purposes of service on each of such committees.

Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by C. Steven Sjogren, who is also our Chief Executive Officer. We do not have a lead independent director. We believe our governance structure is appropriate given the relatively small size, limited market area and relatively non-complex operating philosophy of our organization. In addition, we have never engaged in a transaction with any affiliate of Mr. Sjogren. As chief executive officer of our organization, Mr. Sjogren is in a better position than any other director to understand the challenges faced by our organization.  As a result, he can recommend solutions and prioritize the agenda for Board action.  We understand the risk that an inside Chairman of the Board could theoretically manage the Board agenda to limit the consideration of important issues relating to management.  To minimize the potential risk associated with having a joint chairman and chief executive officer, the independent directors meet in executive sessions periodically to discuss certain matters such as the chief executive officer’s performance and his annual compensation as well as our internal controls.

Additionally, at the end of 2013, the Board of Directors of Ben Franklin Bank decided to split the position of Chief Executive Officer and President into two positions to better meet the strategic goals of the Bank. Mr. Sjogren retained the position of Chief Executive Officer responsible for strategic planning while Steven D. Olson, formerly the Senior Vice President of Commercial Lending, assumed the position of President. Mr. Olson assumed primary responsibility for supervising our day-to-day operations, and as a result will be able to provide additional insight and perspective in participating with our Chairman and Chief Executive Officer in setting our strategic direction and establishing the agenda of the Board of Directors.

The Board of Directors is actively involved in oversight of risks that could affect Ben Franklin Financial, Inc. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee regarding its considerations and actions, regular reports directly from officers responsible for oversight of particular risks within Ben Franklin Financial, Inc. and Ben Franklin Bank. Internal and external audits provide further support, identification and management of the risks associated with operating Ben Franklin Financial, Inc. Risks relating to the direct operations of Ben Franklin Bank are further overseen by the Board of Directors of Ben Franklin Bank, who are the same individuals who serve on the Board of Directors of Ben Franklin Financial, Inc., and which also includes Mr. Olson. The Board of Directors of Ben Franklin Bank also has additional committees that conduct risk oversight separate from Ben Franklin Financial, Inc. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange

Commission’s rules.  These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended December 31, 2016, no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports on a timely basis.

Code of Ethics

Ben Franklin Financial, Inc. has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, and all other employees and directors. The Code of Ethics is available on our website at www.benfrankbank.com.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Ben Franklin Financial, Inc., 830 East Kensington Road, Arlington Heights, Illinois 6004, Attention: Chairman, Governance/Nominating Committee. The letter should indicate that the sender is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Chairman and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Chairman may attempt to handle an inquiry directly or forward a communication for response by the director or directors to whom it is addressed. The Chairman has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board meeting, the Chairman shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

Meetings and Committees of the Board of Directors

The business of Ben Franklin Financial, Inc. is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the NASDAQ Stock Market) meet in executive sessions. The standing committees of the Board of Directors of Ben Franklin Financial, Inc. are the Audit Committee, the Compensation Committee and the Governance/Nominating Committee.

The Board of Directors held 12 meetings and one annual meeting during the year ended December 31, 2016. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees on which he served (during the periods that he served).

Audit Committee. The Audit Committee is comprised of Directors Reninger (Chairman), Raino, and Stafseth, each of whom is “independent” in accordance with applicable SEC rules and Nasdaq listing standards. The Audit Committee also serves as the audit committee of the Board of Directors of Ben Franklin Bank of Illinois. The Board of Directors has determined that director Reninger qualifies as an “audit committee financial expert” as defined under applicable SEC rules. In addition, each Audit Committee member has the ability to analyze and evaluate our financial statements as well as an understanding of the Audit Committee’s functions. In addition, each Audit Committee member has overseen and assessed the finances and financial reporting of various businesses that they own or with which they have been employed.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our Internet website at www.benfrankbank.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of Ben Franklin Financial, Inc. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met four times during the year ended December 31, 2016.

Governance/Nominating Committee. The Governance/Nominating Committee is comprised of Directors Reninger (Chairman), Raino and Kotecki, each of whom is independent in accordance with applicable SEC rules and Nasdaq listing standards. The Governance/Nominating Committee operates under a written charter which is available on our Internet website at www.benfrankbank.com. The Governance/Nominating Committee met one time during the year ended December 31, 2016.

The functions of the Governance/Nominating Committee include the following:

●	identifying individuals qualified to become members of the Board of Directors and selecting director nominees to be presented for stockholder approval;

●	developing and recommending to the Board of Directors standards for the selection of individuals to be considered for election or re-election to the Board of Directors;

●	adopting procedures and considering the submission of recommendations by stockholders for nominees for election to the Board of Directors;

●	reviewing the structure and performance of the Board of Directors and its committees and making recommendations with respect to the Board of Directors and its committees, including size and composition; and

●	making recommendations regarding developing corporate governance guidelines.

The Governance/Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members’ board and committee meeting attendance and performance, length of board service, experience and contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to Ben Franklin Financial, Inc.’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the Governance/Nominating Committee decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Governance/Nominating Committee would solicit suggestions for director candidates from all board members. In addition, the Governance/Nominating Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. In considering director candidates, the Committee will seek persons who, at a minimum, satisfy the following criteria:

●	the highest personal and professional ethics and integrity and whose values are compatible with our values;

●	experience and achievements that have given them the ability to exercise and develop good business judgement;

●	a willingness to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

●	a familiarity with the communities in which we operate and/or is actively engaged in community activities;

●	involvement in other activities or interests that do not create a conflict with their responsibilities to Ben Franklin Financial, Inc. and its stockholders; and

●	the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

The Governance/Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq Stock Market corporate governance listing standards. Although the Governance/Nominating Committee and the Board do not have a formal policy with regard to the consideration of diversity in identifying a director nominee, diversity is considered in the identification process. While attributes such as relevant experience, financial acumen, and formal education are always considered in the identification process, the Governance/Nominating Committee and the Board will also evaluate a potential director nominee’s personal character, community involvement, and willingness to serve so that he or she can help further our role as a community-based financial institution.

In accordance with our Bylaws, a person is not eligible for election or appointment to the Board of Directors: (a) if a financial or securities regulatory agency has issued a cease and desist, consent or other formal order, other than a civil money penalty, against such person, which order is subject to public disclosure by such agency; (b) if such person has been convicted of a crime involving dishonesty or breach of trust which is punishable by imprisonment for a term exceeding one year under state or federal law; (c) if such person is currently charged in any information, indictment, or other complaint with the commission of or participation in such a crime; or (d) other than the initial directors appointed in connection with the formation of Ben Franklin Financial, Inc., if such person did not, at the time of his first election or appointment to the Board of Directors, maintain his principal residence within twenty miles of an office of Ben Franklin Financial, Inc. or any subsidiary thereof for a period of at least one year prior to the date of his purported election or appointment to the Board of Directors. No person may serve on the Board of Directors if such person (a) is at the same time, a director, officer, employee or 10% or more stockholder of a bank, savings institution, credit union, mortgage banking company, consumer loan company or similar organization, other than a subsidiary of Ben Franklin Financial, Inc., that engages in business activities or solicits customers, whether through a physical presence or electronically, in the same market area as Ben Franklin Financial, Inc. or any of its subsidiaries, (b) does not agree in writing to comply with all of Ben Franklin Financial, Inc.’s policies applicable to directors including but not limited to its confidentiality policy, and confirm in writing his qualifications hereunder, (c) is a party to any agreement or understanding with a party other than Ben Franklin Financial, Inc. or a subsidiary that (x) provides him with material benefits which are tied to or contingent on the Corporation entering into a merger, sale of control or similar transaction in which it is not the surviving institution, (y) materially limits his voting discretion with respect to the fundamental strategic direction of Ben Franklin Financial, Inc., or (z) materially impairs his ability to discharge his fiduciary duties with respect to the fundamental strategic direction of Ben Franklin Financial, Inc., or (d) has lost more than one election for service as a director of Ben Franklin Financial, Inc. No person may serve on the Board of Directors who is the nominee or representative, as those terms are defined in the regulations of the Board of Governors of the Federal Reserve System, 12 C.F.R §212.2(n), of a company the directors, partners, trustees or 10% stockholders of which would not be eligible for election or appointment to the Board of Directors under the foregoing restrictions. The Board of Directors shall have the power to construe and apply the foregoing provisions and to make all determinations necessary or desirable to implement such provisions.

During the year ended December 31, 2016 we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.

Procedure for the Recommendation of Director Nominees by Stockholders. The Governance/Nominating Committee may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to us at 830 East Kensington Road, Arlington Heights, Illinois 60004, Attention: Chairman, Governance/Nominating Committee. The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Governance/Nominating Committee. Stockholders who wish to recommend a nominee must write to the Company’s Governance/Nominating Committee Chairman and such communication must include:

●	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Governance/Nominating Committee;

●	The name and address of the stockholder as they appear on the Company’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

●	The class or series and number of shares of the Company’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

●	A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

●	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

●	The name, age, personal and business address of the candidate, the principal occupation or employment of the candidate;

●	The candidate’s written consent to serve as a director if elected;

●	A statement of the candidate’s business and educational experience and all other information relating to such person that would indicates such person’s qualification to serve on the Company’s Board of Directors;

●	An affidavit that the candidate would not be disqualified under applicable provisions of the Bylaws of Ben Franklin Financial, Inc.; and

●	Such other information regarding the candidate or the stockholder as would be required to be included in the Company’s proxy statement pursuant to SEC Regulation 14A.

To be timely, the submission of a candidate for Director by a stockholder must be received by the Secretary not earlier than the 90th day nor later than the 80th day prior to date of the Annual Meeting; provided, however, that in the event that less than 90 days’ notice or prior public disclosure of the date of the Annual Meeting is provided to stockholders, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.

Submissions that are received and that satisfy the above requirements are forwarded to the Governance/Nominating Committee for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

It is important to distinguish between the recommendations of nominees by stockholders pursuant to this policy from a nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of Ben Franklin Financial, Inc. See “Stockholder Proposals and Nominations.”

Compensation Committee. The Compensation Committee is comprised of Directors Raino (Chairman), Kotecki and Reninger, each of whom is independent in accordance with applicable SEC rules and Nasdaq listing standards. No member of the Compensation Committee is a current or former officer or employee of Ben Franklin Financial, Inc. or Ben Franklin Bank. The Compensation Committee also serves as the compensation committee of the Board of Directors of Ben Franklin Bank. The Compensation Committee met two times during the year ended December 31, 2016.

The Compensation Committee is responsible for establishing the compensation philosophy, developing compensation guidelines, establishing (or recommend to the entire Board of Directors) the compensation of the

Chief Executive Officer and the other senior executive officers. No executive officer who is also a director participates with respect to decisions on his compensation. The Compensation Committee also reviews and makes recommendations regarding certain of our other compensation policies, plans and programs. The Compensation Committee administers our Equity Incentive Plan approved by the stockholders in 2008 (the “2008 Equity Incentive Plan”), and our 2016 Equity Incentive Plan. During the fiscal year ended December 31, 2016, the Compensation Committee did not engage any compensation consultants to assist it in making compensation related decisions.

The Compensation Committee operates under a written charter which is available on our Internet website at www.benfrankbank.com. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that not only compensates senior management but also aligns the interests of senior management with those of our stockholders.

Audit Committee Report

The Audit Committee has issued a report that states as follows:

●	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2016;

●	We have discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, “Communication with Audit Committees” issued by the Public Accounting Oversight Board; and

●	We have received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Ben Franklin Financial, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

James M. Reninger, Chair

Nicholas J. Raino

David R. Stafseth

Transactions With Certain Related Persons

In the ordinary course of business, Ben Franklin Bank makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Ben Franklin Bank. We believe that these loans neither involve more than the normal risk of collectability nor present other unfavorable features. Federal regulations permit executive officers and directors to participate in loan programs that are available to other employees, as long as the director or executive officer is not given preferential treatment compared to other participating employees. Loans made to directors or executive officers, including any modification of such loans, must be approved by a majority of disinterested members of the Board of Directors.

Executive Officer Compensation

Summary Compensation Table. The table below summarizes the total compensation paid to or earned by the Company’s principal executive officer and its two other most highly compensated executive officers individuals for the years ended December 31, 2016 and December 31, 2015. Each individual listed in the table below is referred to as a named executive officer.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option Awards ($)	All other compensation(1) ($)	Total ($)
C. Steven Sjogren	2016	25,000	—	—	—	1,804	26,804
Chief Executive Officer	2015	75,833	—	—	—	10,540	86,373

Steven D. Olson	2016	125,000	—	—	—	3,223	128,223
Senior Vice President	2015	135,000	—	—	—	10,930	145,930

Glen A. Miller	2016	113,634	—	—	—	3,124	116,758
Senior Vice President and Chief Financial Officer	2015	121,134	2,500	—	—	1,660	125,294

(1)	For 2016, the amounts in this column reflect what Ben Franklin Financial, Inc. or Ben Franklin Bank of Illinois paid for, or reimbursed, the applicable named executive officer for the various benefits received. None of the named executive officers received perquisites that, in the aggregate, equaled or exceeded $10,000. A break-down of the various elements of compensation in this column is set forth in the following table:

	ESOP Awards (1) ($)	Total All Other Compensation ($)
C. Steven Sjogren	1,804	1,804
Steven D. Olson	3,223	3,223
Glen A. Miller	3,124	3,124

(1)	These amounts reflect the number of shares allocated at the market value determined by an independent appraisal as of December 31, 2015.

Employment Agreements. On January 12, 2016, Ben Franklin Bank entered into employment agreements with each of Messrs. Olson and Miller. Each of these agreements has an initial term of 12 months, subject to annual renewal after a comprehensive performance evaluation and decision to renew by the Board of Directors of Ben Franklin Bank. Under the agreements, the 2017 rate of base salary for each of Messrs. Olson and Miller is $135,000 and $123,634 respectively. In addition to the base salary, each agreement provides for, among other things, participation in bonus programs and other employee retirement and fringe benefit plans applicable to executive employees. The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

Ben Franklin Bank is designated as being “in troubled condition.” Consequently, the Bank is subject to the requirements of the “golden parachute” regulations of the Federal Deposit Insurance Corporation under 12 C.F.R. Part 359. As a result, Ben Franklin Bank is prohibited from entering into, renewing, extending or revising any contractual arrangement relating to compensation or benefits for any senior executive officer or director of Ben Franklin Financial, Inc. or Ben Franklin Bank, unless Ben Franklin Financial, Inc. or Ben Franklin Bank, as applicable, first provides the applicable regulatory authority (for Ben Franklin Financial, Inc. the Federal Reserve Board, and for Ben Franklin Bank, the OCC), with not less than 30 days prior written notice of the proposed compensation arrangement. Moreover, the Boards of Ben Franklin Financial, Inc. and Ben Franklin Bank must ensure that the contract, agreement or arrangement complies with the requirements of the golden parachute regulations.

But for the fact that Ben Franklin Bank has been designated in troubled condition by its primary federal regulator, certain events resulting in Mr. Olson’s or Mr. Miller’s termination or resignation would entitle the executive to payments of severance benefits under the employment agreements following an event of termination. An event of termination includes (i) the involuntary termination of the executive’s employment for reasons other than for cause, disability, death or retirement; (ii) the executive’s resignation during the term of the agreement following (a) a failure to appoint or reappoint the executive to his executive position, or if the executive is also a director for the bank, the failure to nominate or re-nominate the executive as a director, (b) a material change in executive’s functions, duties or responsibilities which cause executive’s position to become one of lesser responsibility, importance or scope, (c) relocation of executive’s principal place of employment by more than 45 miles from its location at the effective date of the agreement, (d) a material reduction in the benefits or perquisites paid to the executive unless such reduction is employer-wide reduction in pay or benefits, (e) the liquidation or dissolution of Ben Franklin Bank, or (f) a material breach of the employment agreement by Ben Franklin Bank; or (iii) the executive’s involuntary termination or resignation as a result of any event described in subparagraph (ii) above (except for a liquidation or dissolution of Ben Franklin Bank) following a change in control (as change in control is defined in the employment agreements) of Ben Franklin Bank or Ben Franklin Financial, Inc. Upon an event of termination other than a change in control, the executive would be entitled to a severance payment equal to (i) the earned but unpaid salary as of the date of termination of employment, (ii) the benefits to which he would be entitled as a former employee under the employee benefit plans and programs maintained for the benefit Ben Franklin Bank’s officers and employees; (iii) the remaining base salary and bonus that the executive would have earned under the agreement if the executive had continued employment through the end of the term of the agreement and had earned the maximum bonus or incentive award in each calendar year that ends during the remaining term of the agreement, plus the value of the amount that would have been contributed to any employee benefit plan for the benefit of the executive during the remaining period of the agreement. Any payment will be paid in the form of a single cash lump distribution within 30 days following the executive’s date of termination (but note that Internal Revenue Code Section 409A may require that the payment will be made on the first day of the seventh month following the executive’s date of termination if the executive is a “specified employee” under Internal Revenue Service rules). In addition, the executive would be entitled, at no expense to the executive, to the continuation of non-taxable medical coverage for the remaining period of the agreement. In the event of a change in control of Ben Franklin Bank or Ben Franklin Financial, Inc., as defined in the agreements, for the purposes of calculating benefits under the above agreements, the remaining term of the agreements should be deemed to be 12 months.

Notwithstanding the above, any severance payments (including payments made in the event of a change in control) to which the executive would be entitled, to the extent necessary to comply with OCC regulations, shall not exceed three times his average annual compensation over the most recent five taxable years. In addition, in the event payments to the executive include an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, payments under the employment agreements with Ben Franklin Bank would be reduced in order to avoid this result.

In the event of the executive’s death, his estate or beneficiaries will be paid the executive’s base salary for one year from the executive’s death. If the executive becomes disabled, he will be entitled to receive benefits under any disability program sponsored by Ben Franklin Bank. Neither of these payments or benefits are prohibited by the Federal Deposit Insurance Corporation golden parachute regulations. Upon retirement at age 65 or such later date determined by the board, the executive will receive only those benefits to which he is entitled under any retirement plan of Ben Franklin Bank to which he is a party.

Upon termination of the executive’s employment other than in connection with a change in control, disability, or as result of the expiration of the agreement’s term following a notice of non-renewal, the executive may not compete with Ben Franklin Bank for a period of one year following termination of employment in any town, city, or county in which there is currently a branch of Ben Franklin Bank, or in which Ben Franklin Bank has filed an application for regulatory approval to establish an office.

Employee Stock Ownership Plan. Ben Franklin Bank of Illinois maintains the Employee Stock Ownership Plan (the “ESOP”), a tax-qualified defined contribution plan whereby the plan assets are currently invested primarily in the common stock of Ben Franklin Financial, Inc. Employees who are at least 21 years old, who have at least one year of employment with Ben Franklin Bank are eligible to participate. In connection with the completion of the conversion, the ESOP exchanged the shares that it previously acquired in Ben Franklin Bank of Illinois’ 2006 mutual holding company reorganization and stock offering for shares issued in connection with the Ben Franklin Financial, Inc. offering, pursuant to the exchange ratio, and purchased 7% of the total number of shares of Ben Franklin Financial, Inc. common stock issued in the offering.  The ESOP funded its stock purchase with a loan from Ben Franklin Financial, Inc. equal to the aggregate purchase price of the common stock.  This loan runs concurrently with the original ESOP loan obtained in 2006. The loans are repaid principally through Ben Franklin Bank’s contributions to the ESOP and any dividends paid on the common stock held by the ESOP over the loan term.  The interest rate for the ESOP loans is an adjustable-rate equal to the prime rate, as published in The Wall Street Journal.  The interest rate will adjust annually and will be the prime rate on the first business day of the calendar year, retroactive to January 1 of such year.

Shares released from the suspense account are allocated among participants’ accounts on the basis of their compensation earned in the year of allocation compared to the total compensation earned by all active participants. Benefits under the plan will become vested at the rate of 20% per year, starting upon completion of two years of credited service, and will be fully vested upon completion of six years of credited service. Participants’ interest in their accounts under the plan also fully vest in the event of termination of service due to the participants’ normal retirement, death, disability, upon a change in control (as defined in the plan), or due to the participant’s death or disability while performing qualified military service. Vested benefits will be payable generally upon the participants’ termination of service with Ben Franklin Bank, and will be paid in the form of Ben Franklin Financial, Inc. common stock or to the extent participants’ accounts contain cash, benefits will be paid in cash. However, participants have the right to elect to receive their benefits entirely in the form of common stock.

The employee stock ownership plan permits a participant to direct the trustee as to how to vote the shares of common stock allocated to his or her account. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning unexercised options and stock awards that had not vested as of December 31, 2016 for each named executive officer.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
C. Steven Sjogren	8,548	—	26.28	4/17/2018	—	—
Steven D. Olson	—	—	—	—	—	—
Glen A. Miller	6,055	—	26.28	4/17/2018	—	—

Our stockholders have approved the 2008 and 2016 Equity Incentive Plans. The purpose of the 2008 Equity Incentive Plan and the 2016 Equity Incentive Plan, is to provide our officers, employees and directors with additional incentives to promote our growth and performance.

The 2008 Equity Incentive Plan authorized the issuance of up to 48,473 shares of our common stock pursuant to grants of incentive and non-statutory stock options, stock appreciation rights, and restricted stock awards. No more than 13,849 shares were issuable as restricted stock awards, and no more than 34,624 shares were issuable pursuant to the exercise of stock options and stock appreciation rights. At December 31, 2016, 1,574 shares remain in the 2008 Equity Incentive Plan to be issued as restricted stock and 5,461 shares remain in the plan to be issued as stock options and stock appreciation rights. Employees, directors and advisory directors of Ben Franklin Financial, Inc. or its subsidiaries are eligible to receive awards under the plan. At December 31, 2016, 1,574 shares remained available for grant as restricted stock awards and 5,461 shares remained available for grant as stock options and/or stock appreciation rights.

The 2016 Equity Incentive Plan authorized the issuance of up to 54,666 shares of our common stock pursuant to grants of incentive and non-statutory stock options, restricted stock awards and restricted stock unit awards. In addition, performance awards, which are earned on the satisfaction of certain performance goals set forth in the award agreements may also be granted. Performance awards can be granted as stock options, restricted stock or restricted stock units. No more than 15,619 shares were issuable as restricted stock awards and restricted stock unit awards, and no more than 39,047 shares were issuable pursuant to the exercise of stock options. No awards were made from the 2016 Equity Incentive Plan in 2016.

Director Compensation

The following table sets forth for the fiscal year ended December 31, 2016 certain information as to the total remuneration we paid to our directors other than to our named executive officers. Information with respect to director compensation paid to directors who are also named executive officers is included above in “Executive Officer Compensation—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Robert E. DeCelles(3)	5,125	—	—	—	5,125
Bernadine V. Dziedzic(3)	1,875	—	—	56,224(4)	58,099
Robert A. Kotecki	5,875	—	—	—	5,875
Nicholas J. Raino	10,825	—	—	—	10,825
James M. Reninger	11,975	—	—	—	11,975
David R. Stafseth	8,500	—	—	—	8,500

(1)	At December 31, 2016, directors Raino and Reninger each had 1,731 stock options that were exercisable, and Ms. Dziedzic had 2,244 stock options that were exercisable. Each director’s stock options will expire on April 17, 2018 if not exercised.

(2)	No director received perquisites or personal benefits during 2016 that exceeded $10,000.

(3)	Director Dziedzic retired in April 2016 and director DeCelles retired in October 2016.

(4)	Ms. Dziedzic is also an employee. The amount in this column represents base salary of $54,827 and an allocation under the employee stock ownership plan of $1,397 for the year ended December 31, 2016.

Director Fees

Ben Franklin Bank pays each director a fee of $700 for each meeting attended and a fee of $125 for each committee meeting attended. Fees for the chairman of the audit committee and for all other committee chairman are $300 and $200, respectively, for each committee meeting. Ben Franklin Financial, Inc. does not pay any meeting or committee fees. Employee directors do not receive fees for committee meetings attended but do receive fees for board meetings attended. In 2016, the fee for each meeting was $625. Committee fees were unchanged,

PROPOSAL II — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of Ben Franklin Financial, Inc. has approved the engagement of Crowe Horwath LLP to be our independent registered public accounting firm for the year ending December 31, 2017, subject to the ratification of the engagement by our stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Crowe Horwath LLP for the year ending December 31, 2017. A representative of Crowe Horwath LLP is expected to attend the Annual Meeting and may respond to appropriate questions and make a statement if he or she so desires.

Even if the engagement of Crowe Horwath LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Ben Franklin Financial, Inc. and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe Horwath LLP during the years ended December 31, 2016 and December 31, 2015.

	2016	2015 (1)
Audit fees	$116,140	$108,000
Tax fees	$20,650	$8,500
All other fees	$—	$—

Audit Fees. For 2015, the aggregate fees billed to us for professional services rendered for the audit of our annual financial statements, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings and engagements were $116,140 and $108,000 during the years ended December 31, 2016 and 2015.

Audit Related Fees. There were no audit-related fees for the years ended December 31, 2016 and 2015.

Tax Fees. The aggregate fees billed to us for professional services rendered for tax preparation, tax consultation and tax compliance were $20,650 and $8,300 during the years ended December 31, 2016 and 2015.

All Other Fees. There were no fees billed to us during the years ended December 31, 2016 and 2014 that are not described above.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax compliance services and tax advice rendered, is compatible with maintaining the independence of Crowe Horwath LLP. The Audit Committee concluded that performing such services does not affect the independence of Crowe Horwath LLP in performing its function as our independent registered public accounting firm.

The Audit Committee has adopted a pre-approval policy, and pre-approves all audit and permitted non-audit services (including the fees and terms thereof) to be performed for us by Crowe Horwath LLP, subject to the de minimis exceptions for non-audit services described in Section 10A(i)1)(B) of the Securities Exchange Act of 1934, as, which are approved by the Audit Committee prior to the completion of the audit. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit-related fees and all other fees described above were approved as part of our engagement of Crowe Horwath LLP.

The Board of Directors recommends a vote “FOR” the ratification of Crowe Horwath LLP as independent registered public accounting firm for the year ending December 31, 2016.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in the proxy materials for our 2018 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Ben Franklin Financial, Inc.’s executive office, 830 East Kensington Road, Arlington Heights, Illinois 60004, no later than December 23, 2017, which is 120 days prior to the first anniversary of the date we expect to mail these proxy materials. If the date of the 2017 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

In order to be considered at our 2018 Annual Meeting of Stockholders, but not included in proxy materials, a stockholder proposal to take action at such meeting or a director nomination must be delivered or mailed to and received by the Secretary at our executive office notice not earlier than the 90th day nor later than the 80th day prior to date of the Annual Meeting; provided, however, that in the event that less than 90 days’ notice or prior public disclosure of the date of the Annual Meeting is provided to stockholders, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter: (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting; (ii) the name and address of such stockholder as they appear on Ben Franklin Financial, Inc.’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of Ben Franklin Financial, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting.

A notice with respect to director nominations must include (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on the Board of Directors of Ben Franklin Financial, Inc.; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of the Bylaws or Ben Franklin Financial, Inc.; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule or regulation; and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on the books of Ben Franklin Financial, Inc., and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of Ben Franklin Financial, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an Annual Meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the Annual Meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope. You may also vote by telephone or electronically on the Internet, in accordance with the instructions on your proxy card.

A COPY OF BEN FRANKLIN FINANCIAL INC.’S 2016 ANNUAL REPORT TO STOCKHOLDERS WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, 830 EAST KENSINGTON ROAD, ARLINGTON HEIGHTS, ILLINOIS 60004 OR BY CALLING (847) 398-0990.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Ben Franklin Financial, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2016 Annual Report to Stockholders are each available on the Internet at www.proxydocs.com/bffi.

BY ORDER OF THE BOARD OF
DIRECTORS

Bernadine V. Dziedzic
Corporate Secretary

Arlington Heights, Illinois

April 24, 2017

18

IMPORTANT ANNUAL MEETING INFORMATION	000004
ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

C123456789

000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote “FOR” each nominee and “FOR” proposal 2.

1. Election of Directors:	For	Withhold
01 - David R. Stafseth	☐	☐
(three years)			+

	For	Against	Abstain
2. The ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print your new address below.		Comments — Please print your comments below.	Meeting Attendance
			Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. Please Date and Sign Below
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.		Signature 2 — Please keep signature within the box.
/ /

	C 1234567890	J N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND	+
■	1 1 D V	3 2 6 1 9 5 1

02KXZB

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:

BEN FRANKLIN FINANCIAL, INC.’S PROXY STATEMENT, THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND THE 2016 ANNUAL REPORT TO STOCKHOLDERS ARE EACH AVAILABLE ON THE INTERNET AT
www.proxydocs.com/bffi

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — BEN FRANKLIN FINANCIAL, INC.

ANNUAL MEETING OF STOCKHOLDERS

MAY 24, 2017

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The stockholder(s) signing this card hereby appoints the official proxy committee, consisting of all members of the Board of Directors who are not standing for election at the Annual Meeting, with full powers of substitution, to act as attorneys and proxies for the stockholder(s) to vote all shares of common stock of the Company which the stockholder(s) is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the main office of Ben Franklin Bank of Illinois located at 830 East Kensington Road, Arlington Heights, Illinois 60004 on May 24, 2017, at 10:00 a.m., local time. The official proxy committee is authorized to cast all votes to which the stockholder(s) signing this card is entitled as set forth on the reverse side of this card.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL LISTED ON THE OTHER SIDE OF THIS PROXY CARD. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Each stockholder, whether he or she plans to attend the Meeting, is requested to sign, date and return the proxy card without delay in the enclosed postage-paid envelope. Any proxy given by the stockholder maybe revoked at any time before it is exercised. This proxy may be revoked by sending written notice to the Secretary of Ben Franklin Financial, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. Should the undersigned be present and elect to vote in person at the Meeting or at any adjournment thereof, and after notification to the Secretary of Ben Franklin Financial, Inc. at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote personally at the Meeting.

The stockholder(s) signing this card acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Annual Meeting, a proxy statement dated April 24, 2017 and the 2016 Annual Report to Stockholders.

Please complete and date this proxy and return it promptly in the enclosed postage prepaid envelope.

Please note that the last vote received from a stockholder will be the vote counted.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote “FOR” each nominee and “FOR” proposal 2.

1. Election of Directors:	For	Withhold
01 - David R. Stafseth	☐	☐
(three years)			+

	For	Against	Abstain
2. The ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. Please Date and Sign Below
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.		Signature 2 — Please keep signature within the box.
/ /

■	1 U P X	3 2 6 1 9 5 2	+

02KY0B

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:

BEN FRANKLIN FINANCIAL, INC.’S PROXY STATEMENT, THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND THE 2016 ANNUAL REPORT TO STOCKHOLDERS ARE EACH AVAILABLE ON THE INTERNET AT
www.proxydocs.com/bffi

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — BEN FRANKLIN FINANCIAL, INC.

ANNUAL MEETING OF STOCKHOLDERS

MAY 24, 2017

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The stockholder(s) signing this card hereby appoints the official proxy committee, consisting of all members of the Board of Directors who are not standing for election at the Annual Meeting, with full powers of substitution, to act as attorneys and proxies for the stockholder(s) to vote all shares of common stock of the Company which the stockholder(s) is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the main office of Ben Franklin Bank of Illinois located at 830 East Kensington Road, Arlington Heights, Illinois 60004 on May 24, 2017, at 10:00 a.m., local time. The official proxy committee is authorized to cast all votes to which the stockholder(s) signing this card is entitled as set forth on the reverse side of this card.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL LISTED ON THE OTHER SIDE OF THIS PROXY CARD. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Each stockholder, whether he or she plans to attend the Meeting, is requested to sign, date and return the proxy card without delay in the enclosed postage-paid envelope. Any proxy given by the stockholder maybe revoked at any time before it is exercised. This proxy may be revoked by sending written notice to the Secretary of Ben Franklin Financial, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. Should the undersigned be present and elect to vote in person at the Meeting or at any adjournment thereof, and after notification to the Secretary of Ben Franklin Financial, Inc. at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote personally at the Meeting.

The stockholder(s) signing this card acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Annual Meeting, a proxy statement dated April 24, 2017 and the 2016 Annual Report to Stockholders.

Please complete and date this proxy and return it promptly in the enclosed postage prepaid envelope.

Please note that the last vote received from a stockholder will be the vote counted.